NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Worldwide Leaders Fund

Supplement dated May 1, 2011
to the Summary Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

On March 11, 2011, a majority of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”), including a majority of the trustees who are deemed to be non-interested under the Investment Company Act of 1940, as amended, adopted a Plan of Reorganization between the NVIT Worldwide Leaders Fund (the “Worldwide Leaders Fund”) and the NVIT International Equity Fund (the “International Equity Fund”), each a series of the Trust, whereby the Worldwide Leaders Fund would be merged into the International Equity Fund.

The Board’s decision to reorganize the Worldwide Leaders Fund is subject to the approval of the Worldwide Leaders Fund’s shareholders.  In the near future, shareholders of the Worldwide Leaders Fund will receive a proxy statement/prospectus that contains more information about the merger and the International Equity Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE